UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 12, 2011

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

On December 12, 2011, Cubist Pharmaceuticals, Inc. (“Cubist” or “the Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition of Adolor Corporation (“Adolor”) pursuant to an Agreement and Plan of Merger entered into by Cubist, FRD Acquisition Corporation, a wholly-owned subsidiary of Cubist, and Adolor on October 24, 2011 (the “Merger Agreement”). This amendment to the Initial Form 8-K amends and supplements Items 9.01 (a) and (b) of the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K and that are permitted to be filed by this amendment.

Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired.

The audited consolidated financial statements of Adolor as of and for the year ended December 31, 2010, as well as the unaudited consolidated financial statements of Adolor as of and for the nine months ended September 30, 2011 and 2010, are incorporated herein by reference.

(b)        Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements, as required by this Item 9.1(b) with respect to the transaction described in the Explanatory Note to this Amendment No. 1 and Item 2.01 of the Initial 8-K, are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference:

•                                     Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2011;

•                                     Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 30, 2011, and for the year ended December 31, 2010; and

•                                     Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c)        Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1(1)	Audited consolidated financial statements of Adolor as of and for the year ended December 31, 2010.

99.2(2)	Unaudited consolidated financial statements of Adolor as of and for the nine months ended September 30, 2011 and 2010.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.

(1) The audited financial statements of Adolor as of and for the year ended December 31, 2010, are incorporated by reference from Adolor’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission on February 24, 2011 (File no. 000-30039).

(2) The unaudited financial statements of Adolor as of and for the nine months ended September 30, 2011 and 2010, are incorporated by reference from Adolor’s Quarterly Report on Form 10-Q for the periods ended September 30, 2011 and 2010, filed with the Securities and Exchange Commission on November 10, 2011, and October 28, 2010, respectively (File no. 000-30039).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

Date: February 27, 2012	By:	/s/ DAVID W.J. MCGIRR
David W.J. McGirr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1(1)	Audited consolidated financial statements of Adolor as of and for the year ended December 31, 2010.

99.2(2)	Unaudited consolidated financial statements of Adolor as of and for the nine months ended September 30, 2011 and 2010.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.

(1) The audited financial statements of Adolor as of and for the year ended December 31, 2010, are incorporated by reference from Adolor’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission on February 24, 2011 (File no. 000-30039).

(2) The unaudited financial statements of Adolor as of and for the nine months ended September 30, 2011 and 2010, are incorporated by reference from Adolor’s Quarterly Report on Form 10-Q for the periods ended September 30, 2011 and 2010, filed with the Securities and Exchange Commission on November 10, 2011, and October 28, 2010, respectively (File no. 000-30039).